UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 16, 2005

United America Indemnity, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street, P.O. Box 908GT, Cayman Islands, Cayman Islands		None
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(345) 949-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02. Termination of a Material Definitive Agreement.

Due to the resignation of Jon S. Saltzman, as set forth in Item 5.02 below, the Executive Employment Agreement by and between Mr. Saltzman and United America Indemnity, Ltd. (the "Company"), except for certain post-termination obligations, will be terminated effective September 1, 2005.

Item 2.02. Results of Operations and Financial Condition.

On February 16, 2005, the Company issued a press release announcing its financial results for its fourth quarter and fiscal year ended December 31, 2004, the text of which is furnished herewith as Exhibit 99.1, and is incorporated by reference into this Item 2.02 as if fully set forth herein.

The information in Exhibit 99.1 and this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 16, 2005, the Company announced that it appointed Edward J. Noonan as President of the Company. Mr. Noonan has been a Director of the Company since Decfember 2003 and acting CEO since February 2005. The appointment follows the decision of Jon S. Saltzman to resign as President of the Company.

Mr. Noonan, age 46, retired from American Re-Insurance Corporation in 2002. Mr. Noonan worked with American Re-Insurance from 1983 until March 2002. He served as President and CEO of that company from March 1997 through March 2002. Mr. Noonan also served as Chairman of Inter-Ocean Reinsurance Holdings of Hamilton, Bermuda from 1997 to 2002. Prior to joining American Re-Insurance, Mr. Noonan worked at Swiss Reinsurance from 1979 to 1983. Mr. Noonan received a B.S. in Finance from St. John’s University in 1979 (cum laude). Mr. Noonan is also a director of Central Insurance Group and St. Mary Medical Center Foundation.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description of Exhibit
99.1 United America Indemnity, Ltd. Press Release dated February 16, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United America Indemnity, Ltd.

February 16, 2005	By:	/s/ Edward J. Noonan

Name: Edward J. Noonan
Title: Acting Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	United America Indemnity, Ltd. Press Release dated February 16, 2005.